                         OPPENHEIMER MIDCAP FUND
                Supplement dated February 11, 2003 to the
                  Statement of Additional Information
                           dated December 23, 2002

The Statement of Additional Information is changed as follows:

1.    The fourth paragraph on page 11, titled  "Futures," is replaced with the following:

         The Fund can buy and sell futures contracts that relate to (1) stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) foreign currencies
         (these are referred to as "forward contracts"), and (4) commodities
         (these are referred to as "commodity futures").

2.    In the section  titled  "Futures" on page 11, the  following is added as the third  paragraph:

         A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

February 11, 2003                                                 PX0745.016